Exhibit 99.1

WebMediaBrands Inc. Reports Results

For Its First Quarter Ended March 31, 2009

(Darien, CT – May 14, 2009) — WebMediaBrands Inc. (Nasdaq: WEBM), an Internet media company concentrating on BtoB communities, today reported results for the quarter ended March 31, 2009.

In February 2009, WebMediaBrands completed the sale of its Online images business to Getty Images, Inc. for an aggregate purchase price of $96.0 million in cash, subject to a working capital purchase price adjustment. As a result of the sale, these financial results reflect WebMediaBrands’s Online images segment as a discontinued operation and continuing operations are comprised solely of the Online media business, in accordance with Statement of Financial Accounting Standards No. 144. Prior year financial results have been presented to reflect WebMediaBrands Online images segment as a discontinued operation.

Revenues from our continuing operations for the first quarter of 2009 were $5.8 million compared to revenues of $8.4 million for the same period in 2008. Operating loss from continuing operations was $8.0 million, or $0.22 per share, for the first quarter of 2009 and included non-cash stock-based compensation expense, impairment and restructuring charges, which totaled $3.6 million or $0.10 per share. Net loss for the first quarter of 2009, including the results of the discontinued operation, was $8.7 million and included a gain of $7.1 million related to the sale of the Online images business.

“Our ad sales and job board operations had significant declines due primarily to economic conditions. Our online education business, however, had growth on a year over year basis. Also, operating costs in this quarter do not reflect significant cost savings that will take place over the balance of the year and into 2010”, stated Alan M. Meckler, Chairman and CEO of WebMediaBrands.

WebMediaBrands Inc. 1st Quarter 2009 Financial Results Conference Call Alert

WebMediaBrands Inc. invites you to participate in its conference call reviewing 2009 first quarter results on Thursday, May 14, 2009 at 5:00 pm EST.

The conference call number is (877) 874-1586 for domestic participants and (719) 325-4821 for international participants; pass code “477 5876”. Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Thursday, May 28, 2009. Replay call numbers are (888) 203-1112 for domestic participants and (719) 457-0820 for international participants; pass code “477 5876.”

Acquisition

In April 2009, WebMediaBrands acquired the assets of Brandsoftheworld.com (www.brandsoftheworld.com). Brandsoftheworld.com is a user generated content site where readers view and download more than 160,000 vector format brands and logos. The site has over 2 million unique visitors and over 30 million page views per month. Terms of the acquisition were not disclosed.

WebMediaBrands Inc.

Unaudited Consolidated Condensed Statements of Operations

For the Three Months Ended March 31, 2008 and 2009

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2008	2009
Revenues	$8,404	$5,774

Cost of revenues (exclusive of items shown separately below)	4,103	4,584
Advertising, promotion and selling	1,915	1,899
General and administrative	5,712	5,550
Depreciation	232	274
Amortization	792	279
Impairment	—	662
Restructuring charge	—	567

Total operating expenses	12,754	13,815

Operating loss from continuing operations	(4,350)	(8,041)
Other income (loss), net	(2)	64
Interest income	5	1
Interest expense	(1,726)	(1,307)
Loss on extinguishment of debt	—	(2,119)
Loss on fair value of interest rate swap	—	(7,170)

Loss from continuing operations before income taxes and noncontrolling interest	(6,073)	(18,572)
Benefit for income taxes	(292)	(2,646)
Noncontrolling interest	(8)	11

Loss from continuing operations	(5,789)	(15,915)
Income from discontinued operations	4,712	208
Gain on sale of discontinued operations	—	7,063
Provision for income taxes from discontinued operations	33	25

Net loss	$(1,110)	$(8,669)

Income (loss) per share:
Basic
Loss from continuing operations	$(0.16)	$(0.44)
Income from discontinued operations	0.13	0.20

Net loss	$(0.03)	$(0.24)

Diluted
Loss from continuing operations	$(0.16)	$(0.44)
Income from discontinued operations	0.13	0.20

Net loss	$(0.03)	$(0.24)

Shares used in computing income (loss) per share:
Basic	35,967	35,969

Diluted	35,967	35,969

WebMediaBrands Inc.

Consolidated Condensed Balance Sheets

December 31, 2008 and March 31, 2009

(in thousands, except share and per share amounts)

	December 31, 2008	March 31, 2009
		(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$3,755	$7,931
Accounts receivable, net of allowances of $438 and $194, respectively	6,673	4,837
Prepaid expenses and other current assets	4,040	3,791
Deferred income taxes	53	—
Assets of discontinued operations	14,138	—

Total current assets	28,659	16,559

Property and equipment, net of accumulated depreciation of $9,947 and $9,326, respectively	2,424	2,307
Intangible assets, net	3,060	2,560
Goodwill	26,062	26,062
Investments and other assets	2,564	1,106
Assets held for sale and of discontinued operations	101,324	3,200

Total assets	$164,093	$51,794

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,074	$1,240
Accrued payroll and related expenses	1,557	2,158
Accrued expenses and other current liabilities	5,224	4,277
Current portion of long-term debt	81,213	—
Deferred revenues	2,347	2,325
Liabilities of discontinued operations	25,937	—

Total current liabilities	117,352	10,000

Deferred revenues	108	98
Deferred income taxes	1,266	1,443
Other long-term liabilities	7,764	7,377
Liabilities of discontinued operations	2,727	—

Total liabilities	129,217	18,918

Stockholders’ equity:
Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares issued	—	—
Common stock, $.01 par value, 75,000,000 shares authorized, 36,032,152 and 36,042,070 shares issued, respectively	360	360
Additional paid-in capital	273,324	275,730
Accumulated deficit	(234,479)	(243,148)
Treasury stock, 65,000 shares at cost	(106)	(106)
Accumulated other comprehensive income (loss)	(4,223)	40

Total stockholders’ equity	34,876	32,876

Total liabilities and stockholders’ equity	$164,093	$51,794

WebMediaBrands Inc.

Unaudited Consolidated Condensed Statements of Cash Flows

Three Months Ended March 31, 2008 and 2009

(in thousands)

	Three Months Ended March 31,
	2008	2009
Cash flows from operating activities:
Net loss	$(1,110)	$(8,669)
Less: Income from discontinued operations, net of tax	4,679	183
Less: Gain on sale of discontinued operations	—	7,063

Loss from continuing operations	(5,789)	(15,915)
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss on fair value of swap	—	7,170
Depreciation and amortization	1,024	553
Impairment	—	662
Stock-based compensation	685	2,403
Provision (benefit) for losses on accounts receivable	(123)	50
Noncontrolling interest	8	(11)
Other loss, net	—	(155)
Amortization of debt issuance costs	97	—
Loss on extinguishment of debt	—	2,119
Deferred income taxes	(846)	(2,680)
Changes in operating assets and liabilities (net of businesses acquired/disposed):
Accounts receivable, net	70	1,613
Prepaid expenses and other assets	348	619
Accounts payable and accrued expenses and other liabilities	457	(308)
Deferred revenues	334	(32)
Discontinued operations	9,923	(1,373)

Net cash provided by (used in) operating activities	6,188	(5,285)

Cash flows from investing activities:
Purchases of property and equipment	(290)	(105)
Purchases of assets and other	(194)	(44)
Proceeds from sale of discontinued operations	—	91,205
Discontinued operations	(2,595)	(159)

Net cash provided by (used in) investing activities	(3,079)	90,897

Cash flows from financing activities:
Debt issuance costs	(14)	(161)
Repayment of borrowings under credit facilities	(188)	(81,213)
Proceeds from exercise of stock options	7	3
Discontinued operations	—	—

Net cash used in financing activities	(195)	(81,371)

Effects of exchange rates on cash and cash equivalents	55	(65)

Net change in cash and cash equivalents	2,969	4,176
Cash and cash equivalents, beginning of period	7,301	3,755

Cash and cash equivalents, end of period	$10,270	$7,931

Supplemental disclosures of cash flow:
Cash refund of income taxes, net	$138	$454

Cash paid for interest	$1,732	$1,307

Non-cash investing activities:
Acquisitions of long-lived assets	$389	$92

About WebMediaBrands Inc.

WebMediaBrands Inc. (Nasdaq: WEBM, www.webmediabrands.com), headquartered in Darien, CT, is an Internet media company concentrating on BtoB communities. WebMediaBrands has three online communities: Internet.com for IT managers and Web developers; Mediabistro.com for media professionals and Graphics.com for design and creative professionals. All three communities offer job boards, marketplaces, online education offerings and events.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release that are not historical facts are “forward-looking statements” under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The potential risks and uncertainties address a variety of subjects including, for example, the competitive environment in which WebMediaBrands competes; the unpredictability of WebMediaBrands’s future revenues, expenses, cash flows and stock prices; and WebMediabrands’s dependence on a limited number advertisers. For a more detailed discussion of such risks and uncertainties, refer to WebMediaBrands’ reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and WebMediaBrands assumes no obligation to update the forward-looking statements after the date hereof, except as required by law.

All current WebMediaBrands press releases can be found online at www.webmediabrands.com/corporate/press.html <http://www.webmediabrands.com/corporate/press.html> .

For information on WebMediaBrands contact:

Beth Ritter

Senior Marketing Manager

203-662-2922

press@webmediabrands.com <mailto:press@webmediabrands.com>